Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 1, 2015, by and among ULTRA CLEAN HOLDINGS, INC., a Delaware corporation (“Borrower”), EAST WEST BANK (“EWB”), as the Swingline Lender, the Issuing Lender, the administrative agent and collateral agent for the Lenders (in such capacity, the “Swingline Lender”, the “Issuing Lender” or “Administrative Agen” as the context may require), and the banks and other financial institutions or entities from time to time parties to this Agreement as Lenders, including CITY NATIONAL BANK (“CNB”) and EWB (each a “Lender” and collectively, the “Lenders").

RECITALS

WHEREAS, Borrower and Lenders are parties to the Credit Agreement, dated as of February 2, 2015 (as amended from time to time, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment;

NOW, THEREFORE, IT IS AGREED THAT:

1.Section 6.1 is amended to read as follows:

6.1Financial Statements. Furnish to the Administrative Agent, with sufficient copies for distribution to each Lender:

(a)as soon as available, but in any event within (i) ninety (90) days after the end of each Fiscal Year or, (ii) if Borrower has been granted an extension by the SEC with respect to any Fiscal Year permitting the late filing by Borrower of any annual report on Form 10-K, the earlier of (x) one hundred eighty (180) days after the end of such Fiscal Year and (y) the last day of such extension period, a copy of the audited consolidated and consolidating balance sheet of Borrower and its consolidated Subsidiaries as at the end of such Fiscal Year and the related audited consolidated and consolidating statements of income and of cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing and reasonably acceptable to the Administrative Agent;

(b)as soon as available, but in any event within forty-five (45) days after the end of each Fiscal Quarter, the unaudited consolidated and consolidating balance sheet of Borrower and its consolidated Subsidiaries as at the end of such Fiscal Quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

(c)as soon as available, but in any event within thirty (30) days after the end of each month, the unaudited consolidated and consolidating balance sheet of Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated and consolidating statements of income for such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

(d)(i) as soon as available, but in any event within thirty (30) days after the end of each month, (A) accounts receivable agings, aged by invoice date, (B) accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, (C) a Deferred Revenue schedule, (D) reconciliations of accounts receivable agings (aged by invoice date), transactions reports and general ledger, and (E) an inventory report, and (ii) prior to any borrowing of Revolving Loans, a Borrowing Base Certificate accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent.

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

Additionally, documents required to be delivered pursuant to this Section 6.1 and Section 6.2(e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, either: (i) on Borrower’s website on the Internet at the website address listed in Section 10.2; or (ii) when such documents are posted electronically on Borrower’s behalf on an internet or intranet website to which Lenders and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), if any; provided that: (A) Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to Borrower to deliver such paper copies until written request to cease delivering paper copies is given by the Administrative Agent or such Lender, as applicable; and (B) Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and shall provide to the Administrative Agent by email electronic versions (i.e. soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

2.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lenders under the Agreement, as in effect prior to the date hereof.

4.Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance satisfactory to Lenders, the following:

(a)this Amendment, duly executed by Borrower;

(b)each Guarantor consents to this Amendment and reaffirms the Guarantee and Collateral Agreement, by duly executing this Amendment;

(c)all reasonable expenses of Administrative Agent incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

(d)such other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ULTRA CLEAN HOLDINGS, INC.

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	President & CFO

EAST WEST BANK, as the Administrative Agent

By:	/s/ Alexis Coyle
Name:	Alexis Coyle
Title:	Managing Director

EAST WEST BANK, as Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Alexis Coyle
Name:	Alexis Coyle
Title:	Managing Director

CITY NATIONAL BANK, as Issuing Lender and as a Lender

By:	/s/ Ted Bojorquez
Name:	Ted Bojorquez
Title:	Svp & Regional Manager

[Signature Page to Second Amendment to Credit Agreement]

Each Guarantor consents to the modifications to the Obligations pursuant to this Amendment, hereby ratifies the provisions of the Guarantee and Collateral Agreement and confirms that all provisions of the Guarantee and Collateral Agreement are in full force and effect.

ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC.

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	President & CFO

AMERICAN INTEGRATION TECHNOLOGIES LLC

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	President & CFO

UCT SIEGER ENGINEERING LLC

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	President & CFO

INTEGRATED FLOW SYSTEMS, LLC

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	President & CFO

MARCHI THERMAL SYSTEMS, INC.

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	President & CFO

[Signature Page to Second Amendment to Credit Agreement]